FINANCIAL AND NON-FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
FINANCIAL AND NON-FINANCIAL RISK MANAGEMENT [Abstract]
FINANCIAL AND NON-FINANCIAL RISK MANAGEMENT
34	FINANCIAL AND NON-FINANCIAL RISK MANAGEMENT

The Group’s activities mainly comprise the use of financial instruments, including derivatives. It also accepts deposits from customers at both fixed and floating rates, for various periods, and invests these funds in high-quality assets. Additionally, it places these deposits at fixed and variable rates with legal entities and individuals, considering the finance costs and expected profitability.

The Group also trades in financial instruments where it takes positions in traded and over-the-counter instruments, derivatives included, to take advantage of short-term market movements on securities, bonds, currencies and interest rates.

Given the Group’s activities, it has a framework for risk appetite, a cornerstone of the management. The risk management processes involve continuous identification, measurement, treatment and monitoring. The Group is mainly exposed to operating risk, credit risk, liquidity risk, market risk, strategic risk and insurance technical risk. Finally, it reports on a consolidated basis the risks to which the Group is exposed.

a)	Risk management structure -

The Board of Directors of the Group and of each subsidiary are ultimately responsible for identifying and controlling risks; however, there are separate independent instances in the major subsidiaries responsible for managing and monitoring risks, as further explained below:

(i)	Group’s Board of Directors -

Credicorp Board of Directors –

The Board of Directors of Credicorp  is responsible for the overall approach to risk management of Credicorp Ltd., including the approval of its appetite for risk.

It also takes knowledge of the level of compliance of the appetite and the level of risk exposure, as well as the relevant improvements in the integral risk management of Grupo Crédito and Subsidiaries of Credicorp (Group).

Grupo Crédito’s Board of Directors –

Grupo Crédito’s Board of Directors is responsible for the general approach to risk management of the Group’s subsidiaries and the approval of the risk appetite levels that it is willing to assume. Furthermore, it approves the guidelines and policies for Integral Risk Management, promotes an organizational culture that emphasizes the importance of risk management, oversees the internal control system and ensures the adequate performance of the Group’s regulatory compliance function.

Group Company Boards -

The Board of each company of the Group is responsible for aligning the risk management established by the Board of Grupo Crédito with the context of each one of them. For that, it establishes a framework for risk appetite, policies and guidelines.

(ii)	Credicorp Risk Committee -

Represents the Credicorp Board of Directors, proposes the levels of risk appetite for Credicorp Ltd. Also, it is aware of the level of compliance of the risk appetite and the level of exposure assumed by Grupo Crédito and Credicorp subsidiaries and the relevant improvements in integral management of risks of said entities.

The Committee will be made up of no less than three directors of Credicorp, at least one of which must be independent. Additionally, the Board of Directors may incorporate as a member one or more directors of Credicorp subsidiaries. Also, the coordinator of the Committee will be the Credicorp Risk Manager, with the Internal Audit Manager as an observer member (without voice or vote). Finally, the following officials will attend the sessions as guests, according to the agenda of topics to be discussed and at the invitation of the Coordinator: General Manager, Finance Manager, Manager of the Risk Management Division of BCP, and all those people who criteria assist with the development of the session.

(iii)	Risk commitee of Grupo Crédito -

Represents the Board of Directors of Grupo Crédito in risk management decision-making. Furthermore, proposes Board of directors of Grupo Crédito the levels of risk appetite. This Committee defines the strategies used for the adequate management of the different types of risks and the supervision of risk appetite, as well as the establishing of principles, policies and general limits.

The Risk Committee is presided by no less than three Board members of Grupo Crédito, at least one of which must be independent. Additionally, the Board of Directors may incorporate as a member one or more directors of the Group. Also, the coordinator of the Committee will be the Risk Manager of Grupo Crédito, with the Internal Audit Manager as an observer member (without voice or vote). Finally, the following officials will attend the sessions as guests, according to the agenda of topics to be discussed and at the invitation of the Coordinator: General Manager, Finance Manager, Manager of the Risk Management Division of BCP, and all those people who can assist with the development of the session.

In addition to effectively managing all the risks, the Risk Committee of Grupo Crédito Risk Committee is supported by the following committees which report periodically on all relevant changes or issues relating to the risks being managed:

Corporate Credit Risk Committees (retail and non-retail)-

The Corporate Credit Risk Committees (retail and non-retail) are responsible for reviewing the tolerance level of the credit risk appetite, the limits of exposure and the actions for the implementation of corrective measures, in case there are deviations. In addition, they propose credit risk management norms and policies within the framework of governance and the organization for the integral management of credit risk. Furthermore, they propose the approval of any changes to the functions described above and important findings to the Grupo Crédito Risk Committee.

Corporate Committee for Market, Structural, Trading and Liquidity Risks

The Corporate Committee for Market, Structural, Trading and Liquidity Risks is in charge of analyzing and proposing corporate objectives, guidelines and policies for the Management of Market and Liquidity Risks of the Group and the Group’s companies. In addition, it monitors the indicators and limits of the market risk appetite and liquidity of the Group and of each one of the companies of the Group. Likewise, it is responsible for escalating managerial decisions above its authority to the Risk Committee of Grupo Crédito.

Corporate Model Risk Committee –

The Corporate Model Risk Committee is responsible for analyzing and proposing the corrective actions in case there are deviations with respect to the degrees of exposure assumed in the Appetite for Model Risk. Likewise, it proposes the creation and/or modification of the government for model risk management, monitoring its compliance with the same. The Model Risk Committee monitors the Group’s data and analytical strategy and the health status of the model portfolio. They are also responsible to inform the Risk Committee of Grupo Crédito on exposures, related to model risk, which involve variations in the risk profile.

Corporate Operational Risk Methodology Committee -

The Corporate Methodological Committee of Operational Risk has as main responsibilities to review the main indicators of Operational Risk of the companies of the Credicorp Group, as well as the progress of the methodologies deployed for Operational Risk and Business Continuity. Likewise, share best practices regarding the main challenges faced by the companies of the Group.

(iv)	Central Risk Management of Credicorp -

The Central Risk Management of Credicorp informs the Credicorp Risk Committee of the level of compliance of the risk appetite and the level of exposure assumed by Grupo Crédito and Credicorp subsidiaries. Likewise, it reports the relevant improvements in the integral risk management of Grupo Crédito and Credicorp subsidiaries. In addition, it proposes to the Credicorp Risk Committee the risk appetite levels for Credicorp Ltd.

(v)	Central Risk Management of Grupo Crédito -

The Central Risk Management is responsible for the implementation of policies, procedures, methodologies and the actions to be taken to identify, measure, monitor, mitigate, report and control the different types of risks to which the Group is exposed. In addition, it is responsible for participating in the design and definition of the strategic plans of the business units to ensure that they are aligned within the risk parameters approved by the Board of Directors of Grupo Crédito. Likewise, it disseminates the importance of adequate risk management, specifying in each of the units, the role that corresponds to them in the timely identification and definition of the corresponding actions.

The units of the Central Risk Management that manage risk at the corporate level are the following:

Credit Division -

The Credit Division proposes credit policies and evaluation criteria and credit risk management that the Group assumes with customers in the wholesale segment. It evaluates and authorizes loan proposals until their autonomy and proposes their approval to the higher instances for those that exceed it. These guidelines are established on the basis of the policies set by the Board of Directors of Grupo Crédito, respecting the laws and regulations in force. In addition, it assesses the evolution of the risk of wholesale clients and identifies problematic situations, taking actions to mitigate or resolve them.

Risk Management Division -

The Risk Management Division is responsible for ensuring that risk management directives and policies comply with the established by the Board of Directors. In addition, it is responsible for supervising the process of risk management and for coordinating with the companies of Credicorp involved in the whole process, promoting homogeneous risk management and aligned with the best practices. It also has the task of informing Board of Directors regarding global exposure and by type of risk, as well as the specific exposure of each company of the group.

Retail Banking Risk Division -

The Retail Banking Risk Division is responsible for managing the risk profile of the retail portfolio and developing credit policies that are in accordance with the guidelines and risk levels established by Grupo Crédito’s Board of Directors. Likewise, it participates in the definition of products and campaigns aligned to these policies, as well as in the design, optimization and integration of credit evaluation tools and income estimation for credit management.

Likewise, there is an active and recurring participation of the BCP Retail Banking Risk Division in MiBanco’s Credit Risk and Collections Committee and in the BCB Retail Banking Risk Committee to ensure alignment of best practices in terms of policies and guidelines credit, risk segmentation and credit risk models.

Non-financial Risks Division -

The Non-financial Risks Division is responsible for defining a non-financial risks strategy aligned with the objectives and risk appetite set by the Board of Directors of Grupo Crédito. This strategy seeks to strengthen the management process, generate synergies, optimize resources and achieve better results among the units responsible for managing non-financial risks in the Group. Additionally, in order to achieve the objectives defined in the non-financial risks strategy, the Division is responsible for promoting risk culture, developing talent, defining indicators and generating and following-up strategic projects and initiatives.

(vi)	Internal Audit Division and Corporate Ethics and Compliance Division -

The Audit Division is in charge of monitoring on an ongoing basis the effectiveness and efficiency of the risk management function in the Group, verifying compliance with regulations, policies, objectives and guidelines set by the Board of Directors, providing agile and timely assurance, advice and analysis based on risk and data. On the other hand, it evaluates sufficiency and integration level of Group’s information and database systems. Finally, it ensures that independence is maintained between the functions of the risk management and business units, for each of the companies of the Group.

The Corporate Compliance and Ethics Division reports to the Board of Directors and is responsible for providing corporate policies to ensure that Group companies specifically comply with regulations that specified them, and the guidelines established in the Code of Ethics.

b)	Risk measurement and reporting systems -

The risk is measured according to models and methodologies developed for the management of each type of risk. Risk reports that allow to monitor at the level added and detailed the different types of risks of each company which is exposed. The system provides the facility to meet the appetite review needs by risk requested by the committees and areas described above; as well as comply with regulatory requirements.

c)	Risk mitigation -

Depending on the type of risk, mitigating instruments are used to reduce its exposure, such as guarantees, derivatives, controls and insurance, among others. Furthermore, it has policies linked to risk appetite and established procedures for each type of risk.

The Group actively uses guarantees to reduce its credit risks.

d)	Risk appetite -

Based on corporate risk management, The Board of Directors of Grupo Crédito approves the risk appetite framework to define the maximum level of risk that the organization is willing to take as it seeks its strategic and financial objectives, maintaining a corporate vision in individual decisions of each entity. This Risk Appetite framework is based on “core” and specific metrics:

“Core” metrics are intended to preserve the organization’s strategic pillars, defined as solvency, liquidity, profit and growth, income stability and balance sheet structure, no financial and cybersecurity risks.

Specific metrics objectives are intended to monitor on a qualitative and quantitative basis the different risks, to which the Group is exposed, as well as define a tolerance threshold of each of those risks, so the risk profile set by the Board is preserved and any risk focus is anticipated on a more granular basis.

Risk appetite is instrumented through the following elements:

-	Risk appetite statement: It establishes explicit general principles and the qualitative statements which complement the risk strategy.

-	Metrics scorecards: These are used to define the levels of risk exposure in the different strategic pillars.

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Limits: They allow control over the risk-taking process within the tolerance threshold established by the Board of Directors. They also provide accountability for the risk-taking process and define guidelines regarding the target risk profile.

-	Government scheme: It seeks to guarantee compliance of the framework through different roles and responsibilities assigned to the units involved.

The appetite is integrated into the processes of strategic and capital guidelines, as well as in the definition of the annual budget, facilitating the strategic decision making of the organization.

e)	Risk concentration -

Concentrations arise when a reduced and representative number of all of the counterparties of the Group are engaged in similar business activities, or activities in the same geographic region, or have similar economic and political conditions among others.

In order to avoid excessive concentrations of risk, the policies and procedures include specific guidelines and limits to guarantee a diversified portfolio.

34.1	Credit risk -

a)
The Group takes on exposure to credit risk, which is the probability of suffering losses caused by debtors or counterparties failing to comply with payment obligations in on or off the balance sheet exposures.

Credit risk is the most important risk for the Group’s business; therefore, Management carefully manages its exposure to credit risk. Credit exposures mainly arise from lending activities that lead to direct loans; they also result from investment activities. There is also credit risk in off-balance sheet financial instruments, such as contingent credits (indirect loans and due from customers on acceptances), which expose Credicorp to risks similar to direct loans. Likewise, credit risk arises from derivative financial instruments that present positive fair values. Finally, all exposure to credit risk (direct or indirect) is mitigated by the control processes and policies.

As part of managing this type of risk, provisions for impairment of its portfolio are assigned as of the date of the statement of financial position.

Credit risk levels are defined based on risk exposure limits, which are frequently monitored. Said limits are established in relation to one debtor or group of debtors, geographical and industry segments. Furthermore, the risk limits by product, industry sector and by geographical segment are approved by the Risk Committee of Credicorp.

Exposure to credit risk is managed through regular analysis of the ability of debtors and potential debtors to meet payments of principal and interest on its obligations and by changing the credit limits when it is appropriate. Other specific control measures are outlined below:

(i)	Collateral -

The Group employs a range of policies and practices to mitigate credit risk. The most traditional of these is collateralization which is common practice. The Group implements guidelines on the acceptability of specific classes of collateral or credit risk mitigation. The main types of collateral obtained are as follows:

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For loans and advances, collateral includes, among others, mortgages on residential properties; liens on business assets such as plants, inventory and receivables; and liens on financial instruments such as debt securities and equity securities.

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Long-term loans and financing to corporate entities are generally guaranteed. Loans to micro business generally have no collateral. In order to minimize credit loss, the Group will seek additional collateral from the counterparty as soon as impairment indicators arise.

-	For repurchase agreements and securities lending, collateral consists of fixed income instruments, cash and loans.

Collateral held as security for financial assets other than loans is determined by the nature of the instrument. Debt securities, treasury and other eligible bills are generally unsecured, with the exception of assets backed securities and similar instruments, which are secured by portfolios of financial instruments.

Management monitors the market value of collateral, requests additional collateral in accordance with the underlying agreement, and monitors the market value of collateral obtained during its review of the adequacy of the allowance for impairment losses. As part of the Group’s policies, the recovered goods are sold in seniority order. The proceeds of the sale are used to reduce or amortize the outstanding credit. In general, the Group does not use recovered assets for its operational purposes.

(ii)	Derivatives -

The amount subject to credit risk is limited to the current and potential fair value of instruments that are favorable to the Group (fair value is positive). In the case of derivatives this is only a small fraction of the contract, or notional values used to express the volume of instruments outstanding. This credit risk exposure is managed as a portion of the total credit limits with customers, together with potential exposures from market movements. Collateral or other security is not usually obtained for this type of risk exposure.

(iii)	Credit-related commitments -

The primary purpose of these instruments is to ensure that funds are available to a customer as required. Guarantees and letters of credit have the same credit risk as direct loans. Documentary and commercial letters of credit - which are written undertakings by the Group on behalf of a customer authorizing a third party to draw drafts on the Group up to a stipulated amount under specific terms and conditions - are collateralized by the underlying shipments of goods to which they relate and therefore have less risk than a direct loan. The Group has no mandatory commitments to extend credit.

b)
The maximum exposure to credit risk as of December 31, 2021 and 2020 before the effect of mitigation through any collateral, is the carrying amount of each class of financial assets indicated in Notes 34.8(a), 34.8(b) and the contingent credits detailed in Note 21(a).

c)	Credit risk management for loans -

Credit risk management is mainly based on the rating and scoring internal models of each company of the Group. In Credicorp, quantitative and qualitative analysis are made for each client, regarding their financial position, credit behavior in the financial system and the market in which they operate or are located. This analysis is carried out continuously to characterize the risk profile of each operation and client with a credit position in the Group.

In the Group, a loan is internally classified as past due according to three criteria: the number of days past due based on the contractually agreed due date, the subsidiary and the type of credit. The detail is shown below:

-	Banco de Crédito del Perú, Mibanco y Solución Empresa Administradora Hipotecaria internally classify a loan as past due

-	For corporate, large and medium companies, when it has more than 15 days in arrears.

-	For small and microbusiness when it has more than 30 days in arrears.

-	For overdrafts when it has more than 30 days in arrears.

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For consumer, mortgage and leasing operations, installments are internally classified as past due when they are between 30 and 90 days in arrears; after 90 days, the pending loan balance is considered past due.

-	Mibanco Colombia internally classifies a loan as past due:

-	For commercial loans when it has more than 90 days in arrears.

-	For microbusiness loans when it has more than 60 days in arrears.

-	For consumer loans when it has more than 60 days in arrears.

-	For mortgage loans when it has more than 30 days in arrears.

-	ASB Bank Corp. internally classifies a loan as past due when it has 1 or more days in arrears.

-	Banco de Crédito de Bolivia internally classifies a loan as past due when it has 30 or more days in arrears.

Estimate for the expected credit loss -

The measurement of the expected credit loss is based on the product of the following risk parameters: (i) probability of default (PD), (ii) loss given default (LGD), and (iii) exposure at default (EAD); discounted at the reporting date using the effective interest rate. The definition of the parameters is presented below:

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Probabilidad de incumplimiento (PD): It is a credit rating measure that is given internally to a client with the objective of estimating its probability of default within a specific time horizon. The process of obtaining the PD is carried out considering three main components: (i) the risk observed at the portfolio level, (ii) the macroeconomic perspectives of the main countries where Credicorp operates and (iii) the individual risk of each credit, which It is measured through rating and scoring tools.

The Group considers that a financial instrument is in default if it meets the following conditions, according to the type of asset:

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Consumer products, credit card and SME: if the client, at some certain point, presents arrears equal to or greater than 60 days and/or has operations that are refinanced, restructured, in pre-judicial, judicial proceedings or written off.

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Mortgage products: if the client, at some certain point, presents arrears equal to or greater than 120 days and/or has operations that are refinanced, restructured, in pre-judicial, judicial proceedings or written off.

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Commercial products: if the client, at some certain point, is in the Collections portfolio, or has a risk classification of Deficient, Doubtful or Loss, or has operations that are refinanced, in pre-judicial, judicial proceedings or written off. Also, a client can be considered as default if it shows signs of significant qualitative impairment.It should be noted that, for commercial debtors with the highest debt that are classified in default, Risk Management performs an individual review to determine the expected loss in each case, in which it considers: (i) knowledge of the specific situation of the client, (ii) the coverage of real guarantees, (iii) the financial information available, (iv) the conditions of the sector in which the company operates, (v) among others.

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Investments: if the instrument has a default rating according to external rating agencies such as Fitch, Standard & Poor’s or Moody’s, or if it has an indicator of arrears equal to or greater than 90 days. In addition, an issuer can be considered as default if it shows signs of significant qualitative impairment or if it is in default according to the definition for Commercial products. When an issuer is classified as default, all its instruments are also classified as Default, that is, in stage 3.

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Loss given default (LGD): this is a measurement which estimates the severity of the loss that would be incurred at the time of the default. It has two approaches in the estimate of the severity of the loss, according to the stage of the client:

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LGD workout: this is the real loss of the clients that arrived at the stage of default. The recoveries and costs of each one of the operations are used to calculate this parameter (includes open and closed recovery processes).

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LGD ELBE (expected loss best estimate): this is the loss of the contracts in a default situation based on the time in arrears of the operation (the longer the operation is in default, the greater will be the loss).

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Exposure at default (EAD): this is a measurement which estimates the exposure at the time of the client’s default, considering changes in future exposure, for example, in the case of prepayments and/or greater utilization of unused credit lines.

The estimate of the risk parameters considers information regarding the actual conditions, as well as the projections of future macroeconomic events and conditions in three scenarios (base, optimistic and pessimistic), which are weighted to obtain the expected credit loss.

The fundamental difference between the expected credit loss of a loan allocated in stage 1 and stage 2 is the PD’s time horizon. The estimates in stage 1 use a PD with a maximum time horizon of 12 months, while those in stage 2 use a PD measured for the remaining lifetime of the instrument. The estimates in stage 3 are carried out based on an LGD “best estimate”.

For those portfolios that are not material and/or do not have specific credit scoring models, the option was to extrapolate the expected credit loss ratio of portfolios with comparable characteristics.

The main methodological calibrations made in the internal credit risk models during 2022 were:

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PD models: in accordance with our internal governance scheme, throughout 2022 we still monitor the performance of the PD models and implement the necessary calibrations to maintain a proper measurement of the credit risk of our loan portfolio.

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LGD models: throughout 2022, we calibrated in a comprehensive manner the LGD models of the Retail and SME portfolios in order to maintain an adequate level of precision in estimating the loss at the time of default. This calibration included the use of data comprising the observed behavior during the pandemic, the updating of the methodological assumptions and certain revisions to improve the consideration of the guarantees of impaired mortgage loans in the measurement of the recovery rate.

Prospective information -

The measurement of the expected credit loss for each stage and the evaluation of significant increase in credit risk consider information on previous events and current conditions, as well as reasonable projections based on future events and economic conditions.

For the estimation of the risk parameters (PD, LGD, EAD), used in the calculation of the expected credit loss in Phase 1 and Phase 2, the significance of the macroeconomic variables (or their variations) that have greater influence in each portfolio. which give a better prospective and systemic vision to the estimation, based on econometric techniques. Each macroeconomic scenario used in the calculation of the expected credit loss considers projections of relevant macroeconomic variables, such as the gross domestic product (GDP), terms of trade, inflation, among others, for a period of 3 years and a long-term projection.

The expected credit loss is a weighted estimate that considers three future macroeconomic scenarios (base, optimistic, pessimistic). These scenarios, as well as the probability of occurrence of each one, are projections provided by the internal team of Economic Studies and approved by Senior Management; these projections are made for the main countries where Credicorp operates. The design of the scenarios is reviewed quarterly. All considered scenarios are applied to portfolios subject to expected credit loss with the same probabilities.

Changes from one stage to another:

The classification of an instrument as stage 1 or stage 2 depends on the concept of “significant increase in credit risk” at the reporting date compared to the origin date. This classification is updated monthly. As the IFRS 9 states, this classification depends on the following criteria:

-	An account is classified in stage 2 if it has more than 30 days in arrears.

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Additionally, significant risk increase thresholds were established based on absolute and relative thresholds that depend on the level of risk in which the instrument originated. The thresholds differ for each of the portfolios considered.

-	Additional qualitative reviews are carried out based on the risk segmentation used in the management of Retail Banking and an individual review is carried out in Wholesale Banking.

Additionally, all those accounts classified as default at the reporting date, according to the definition used by the Group, are considered as stage 3.

Evaluations of significant increase in credit risk from initial recognition and credit impairment are carried out independently on each reporting date.

Wholesale banking assets can be moved in both directions from one stage to another; in this regard, a financial asset that migrated to stage 2 will return to stage 1 if its credit risk did not increase significantly from its initial recognition until a subsequent reporting period. Likewise, an asset that is in stage 3 will return to stage 2 if the asset is no longer considered to be impaired (according to our definition of default) during a certain number of subsequent reporting periods.

On the other hand, Retail Banking assets that migrated to Phase 2 will return to Phase 1 if their credit risk has not increased significantly since initial recognition during a certain number of subsequent reporting periods (cure period). In the case of assets housed in Phase 3, these will not return to Phase 2 except for refinanced loans, which will return to Phase 2 if good payment behavior is demonstrated during a certain number of subsequent reporting periods.

Expected life -

For the instruments in stage 2 or 3, the allowance for loan losses will cover the expected credit loss during the expected time of the remaining lifetime of the instrument. For most instruments, the expected life is limited to the remaining contractual life, adjusted by expected anticipated payments. In the case of revolving products, a statistical analysis was carried out to determine what would be the expected life period.

The following is a summary of the direct credits classified into three important groups and their respective allowance for loan losses for each type of loan; it is important to note that impaired loans are loans in default that are in stage 3. Additionally, it should be noted that, in accordance with IFRS 7, the total balance of the loan is considered overdue when the debtor has failed to make a payment at its contractual maturity.

(i)	Loans neither past due nor impaired, which comprise those direct loans which currently do not have characteristics of delay in payments and which are not in default.
(ii)	Past due but not impaired loans, which comprise all of the direct loans of customers who are not in default but have failed to make a payment at its contractual maturity, according to IFRS 7.
(iii)	Impaired loans, those direct loans considered to be in stage 3 or default, as detailed in Note 34.1(c).

	2022				2021
Commercial loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	66,885,472	6,848,298	–	73,733,770	69,831,342	8,987,668	–	78,819,010
Past due but not impaired	804,155	691,215	–	1,495,370	542,210	739,183	–	1,281,393
Impaired	–	–	6,439,760	6,439,760	–	–	6,906,547	6,906,547
Gross	67,689,627	7,539,513	6,439,760	81,668,900	70,373,552	9,726,851	6,906,547	87,006,950
Less: Provision for loan losses	503,651	489,381	2,260,569	3,253,601	554,018	636,875	2,206,979	3,397,872
Total, net	67,185,976	7,050,132	4,179,191	78,415,299	69,819,534	9,089,976	4,699,568	83,609,078

Residential mortgage loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	18,213,711	2,747,557	–	20,961,268	18,446,261	1,466,878	–	19,913,139
Past due but not impaired	426,722	459,525	–	886,247	255,928	291,247	–	547,175
Impaired	–	–	1,388,060	1,388,060	–	–	1,371,146	1,371,146
Gross	18,640,433	3,207,082	1,388,060	23,235,575	18,702,189	1,758,125	1,371,146	21,831,460
Less: Provision for loan losses	83,536	126,834	757,778	968,148	76,706	97,388	800,639	974,733
Total, net	18,556,897	3,080,248	630,282	22,267,427	18,625,483	1,660,737	570,507	20,856,727

Microbusiness loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	13,128,339	6,452,839	–	19,581,178	10,616,608	8,349,028	–	18,965,636
Past due but not impaired	236,253	813,423	–	1,049,676	134,473	576,320	–	710,793
Impaired	–	–	1,741,439	1,741,439	–	–	1,906,172	1,906,172
Gross	13,364,592	7,266,262	1,741,439	22,372,293	10,751,081	8,925,348	1,906,172	21,582,601
Less: Provision for loan losses	315,837	540,906	1,113,145	1,969,888	434,049	625,252	1,148,629	2,207,930
Total, net	13,048,755	6,725,356	628,294	20,402,405	10,317,032	8,300,096	757,543	19,374,671

Consumer loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	15,136,571	3,029,538	–	18,166,109	11,870,584	2,718,498	–	14,589,082
Past due but not impaired	205,944	442,066	–	648,010	104,821	202,577	–	307,398
Impaired	–	–	1,099,382	1,099,382	–	–	1,099,328	1,099,328
Gross	15,342,515	3,471,604	1,099,382	19,913,501	11,975,405	2,921,075	1,099,328	15,995,808
Less: Provision for loan losses	300,321	439,572	940,872	1,680,765	317,595	637,762	941,416	1,896,773
Total, net	15,042,194	3,032,032	158,510	18,232,736	11,657,810	2,283,313	157,912	14,099,035

Consolidated of loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Total gross direct loans, Note 7(a)	115,037,167	21,484,461	10,668,641	147,190,269	111,802,227	23,331,399	11,283,193	146,416,819
Total credit losses, Note 7(a)	1,203,345	1,596,693	5,072,364	7,872,402	1,382,368	1,997,277	5,097,663	8,477,308
Total net direct loans	113,833,822	19,887,768	5,596,277	139,317,867	110,419,859	21,334,122	6,185,530	137,939,511

The general explanation of the variations in the allowance for loan losses is found in Note 7(c).

At Credicorp, we separate renegotiated loans into two groups, focusing on operations that have suffered a significant increase in credit risk since their disbursement, which has generated modifications to the original loan agreement. Both groups are defined below:

-	Refinanced loans: these are loans that have undergone modifications in the initial loan agreement (term and interest rate), according to the accounting definition.

-
Renegotiated loans due to the COVID-19 pandemic: these are loans for which, due to the pandemic, the SBS and other local regulators have established that certain benefits be granted, and that Credicorp has also voluntarily granted to its clients (grace periods, debt consolidation, etc.), which were not in the initial credit agreements. It should be noted that these loans were granted mainly during 2020 and 2021.

The amount of the gross balance of the portfolio and provision of the renegotiated credits of Credicorp is shown below. The presentation is made for each of the two groups defined above and by opening the balances by stage. It should be noted that for the construction of the tables, the information of the three subsidiaries that concentrate more than 95.0 percent of the balance of renegotiated loans (BCP, Mibanco and BCB) has been considered.

As of December 31, 2022, and 2021, renegotiated loans and their expected credit loss are composed as follows:

	2022		2021
	Refinanced loans	Allowance for loan losses	Refinanced loans	Allowance for loan losses
	S/(000)	S/(000)	S/(000)	S/(000)

Stage 1	67,619	702	60,420	1,097
Stage 2	23,157	1,698	44,861	10,617
Stage 3	1,999,383	863,751	1,681,057	936,994
Total	2,090,159	866,151	1,786,338	948,708

	2022		2021
	Renegotiated loans COVID	Allowance for loan losses	Renegotiated loans COVID	Allowance for loan losses
	S/(000)	S/(000)	S/(000)	S/(000)

Stage 1	5,137,915	60,660	10,747,826	178,357
Stage 2	2,544,631	211,866	5,440,274	666,092
Stage 3	2,023,938	1,268,559	2,752,914	1,567,504
Total	9,706,484	1,541,085	18,941,014	2,411,953

The detail of the gross amount of impaired direct loans by type of loan, together with the fair value of the related collateral and the amounts of its allowance for loan losses, are as follows:

	2022					2021
	Commercial loans	Residential mortgage loans	Microbusiness loans	Consumer loans	Total	Commercial loans	Residential mortgage loans	Microbusiness loans	Consumer loans	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Impaired loans	6,439,760	1,388,060	1,741,439	1,099,382	10,668,641	6,906,547	1,371,146	1,906,172	1,099,328	11,283,193
Fair value of collateral	5,646,832	1,204,144	440,715	279,380	7,571,071	6,298,966	1,181,979	486,477	279,861	8,247,283
Provision for credit losses	2,260,569	757,778	1,113,145	940,872	5,072,364	2,206,979	800,639	1,148,628	941,416	5,097,662

On the other hand, the breakdown of direct loans classified by maturity is shown below, according to the following criteria:

(i)	Current loans, which comprise those direct loans which do not currently have characteristics of delay in payment, nor are they in default or stage 3, according to the rules of IFRS 9.
(ii)	Current but impaired loans, which comprise those direct loans which do not currently have characteristics of delay in payment, but are in default or stage 3, according to IFRS 9.
(iii)
Loans with payment delay of one day or more but that are not past due according to our internal guidelines, which comprise those direct loans of customers who have failed to make a payment at its contractual maturity, that is, with at least one day past due. However, the days of delay in payment are insufficient to be considered as past due under the Group’s internal criteria.

(iv)	Past due loans under internal criteria.

The total of the concepts: loans with a delay of payment from the first day and the amounts of the internal overdue loans reflect the totality of “past due” loans consistent with IFRS 7.

	2022						2021
	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total	Total past due under IFRS 7	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total	Total past due under IFRS 7
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	132,442,147	–	–	178	132,442,325	178	132,273,846	–	–	13,021	132,286,867	13,021
Past due but not impaired	–	–	3,504,999	574,304	4,079,303	4,079,304	-	–	2,400,329	446,430	2,846,759	2,846,759
Impaired debt	–	4,461,962	827,340	5,379,339	10,668,641	6,206,680	–	5,357,744	822,461	5,102,988	11,283,193	5,925,449
Total	132,442,147	4,461,962	4,332,339	5,953,821	147,190,269	10,286,161	132,273,846	5,357,744	3,222,790	5,562,439	146,416,819	8,785,229

The classification of loans by type of loan and maturity is as follows:

	2022					2021
	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Commercial loans	73,733,752	3,115,029	1,496,743	3,323,376	81,668,900	78,815,254	3,627,246	1,362,487	3,201,963	87,006,950
Residential mortgage loans	20,961,268	506,639	1,076,953	690,715	23,235,575	19,913,139	581,358	731,821	605,142	21,831,460
Microbusiness loans	19,581,019	365,265	950,477	1,475,532	22,372,293	18,956,460	524,064	683,183	1,418,894	21,582,601
Consumer loans	18,166,108	475,029	808,166	464,198	19,913,501	14,588,993	625,076	445,299	336,440	15,995,808
Total	132,442,147	4,461,962	4,332,339	5,953,821	147,190,269	132,273,846	5,357,744	3,222,790	5,562,439	146,416,819

Macroeconomic scenario -

The expected credit loss is a weighted estimate of three macroeconomic scenarios: base, optimistic and pessimistic, that are calculated with macroeconomic projections provided by the internal team of Economic Studies and approved by the Senior Management. The local and international information flows available during the analysis period are used to feed projections, which reflect the fact that Peru is a small and open economy, and in this context approximately 60.0 percent of the volatility in economic growth is driven by external factors, including terms of trade, the growth of Peru’s trading partners; and the external interest rates. Information on each of these factors is gathered to construct each scenario for the next three years.

The variables mentioned above, together with local variables (fiscal and monetary variables), are incorporated in the economic models. In this regard two types of models are used:

(i)	Structural projection model.
(ii)	Financial programming model.

The first one is a dynamic stochastic general equilibrium model, which is constructed with expectations. The second is built with the main identities of national accounts in accordance with the financial programming methodology designed by the IMF (International Monetary Fund) and the methodologies used by a battery of econometric models.

Through this process, projections of GDP growth, inflation, exchange rate and other macroeconomic variables are obtained for the years 2022, 2023 and 2024. We expect GDP to grow around 2.3 percent in 2023 (2.8 percent by 2022) due to:

i)	Lower global growth.

ii)	Lagged effect on activity as a result of monetary tightening (increase this year in interest rates in dollars and soles by the Central Banks).

iii)	Accumulated inflation 2021-2023 close to 20 percent that erodes the purchasing power of the consumer.

iv)	Drop in public investment due to the change of subnational authorities.

v)	Deterioration of private investment in the absence of large new projects and weak business expectations.

vi)	Post-Covid-19 rebound effect is exhausted and is limited almost only to international inbound tourism.

For the period 2022 -2024, probabilities of 50.0 percent, 25.0 percent, and 25.0 percent were considered for the baseline, optimistic, and pessimistic scenarios, respectively (60.0 percent, 30.0 percent, and 10.0 percent, respectively, at the end of December 2021). The probabilities assigned to each scenario and the projections are validated through a fanchart analysis, which uses the probability function to identify and analyze:

i)	The central tendency of the projections.

ii)	The dispersion that is expected around this value, and values higher or lower than the central value more or less probable.

The following table provides a comparison between the carrying amount of allowance for loan losses for direct loans, indirect loans and due from customers on banker’s acceptances, and its estimation under three scenarios: base, optimistic and pessimistic.

	2022	2021
	S/(000)	S/(000)

Carrying amount	8,530,986	9,071,011

Scenarios:
Optimistic	8,457,825	9,014,409
Base Case	8,517,295	9,078,873
Pessimistic	8,631,531	9,173,730

d)	Credit risk management on reverse repurchase agreements and securities borrowing -

Most of these operations are performed by Credicorp Capital. The Group has implemented credit limits for each counterparty and most of transactions are collateralized with investment grade financial instruments and financial instruments issued by Governments.

e)	Credit risk management on investments -

The Group evaluates the credit risk identified of each of the investments, disclosing the risk rating granted to them by a risk rating agency. For investments traded in Peru, risk ratings used are those provided by the three most prestigious Peruvian rating agencies (authorized by Peruvian regulator) and for investments traded abroad, the risk-ratings used are those provided by the three most prestigious international rating agencies.

In the event that any subsidiary uses a risk-rating prepared by any other risk rating agency, said risk-ratings are standardized with those provided by the above-mentioned institutions for consolidation purposes.

The following table shows the analysis of the risk-rating of the investments at fair value through profit or loss, at fair value through other comprehensive income and amortized cost provided by the institutions referred to above:

	2022		2021
	S/(000)%		S/(000)%
Instruments rated in Peru:
AAA	242,679	0.5	303,831	0.6
AA- a AA+	311,810	0.7	62,287	0.1
A- to A+ (i)	1,931,461	4.3	5,182	–
BBB- to BBB+	18,828,927	41.5	21,050,591	43.1
BB- to BB+	454,480	1.0	694,398	1.4
Lower and equal to +B	–	–	82,395	0.2
Unrated:
BCRP certificates of deposit (ii)	7,019,479	15.5	9,448,574	19.3
Listed and unlisted securities	344,842	0.8	384,243	0.8
Restricted mutual funds	351,317	0.8	365,954	0.7
Investment funds	628,476	1.4	295,480	0.6
Mutual funds	76,111	0.2	20,672	–
Hedge funds	–	–	24,275	–
Other instruments	237,174	0.5	39,035	0.1
Subtotal	30,426,756	67.2	32,776,917	66.9

	2022		2021
	S/(000)%		S/(000)%
Instruments rated abroad:
AAA	2,313,750	5.1	1,723,289	3.5
AA- a AA+	1,201,340	2.6	1,508,978	3.1
A- to A+	1,356,963	3.0	2,172,071	4.4
BBB- to BBB+	4,322,363	9.5	4,642,916	9.5
BB- to BB+	2,790,835	6.1	3,357,991	6.9
Lower and equal to +B	132,760	0.3	119,379	0.2
Unrated:
Listed and unlisted securities	34,182	0.1	84,428	0.2
Mutual funds	1,505,939	3.3	1,553,561	3.2
Participations of RAL funds	167,781	0.4	323,139	0.7
Investment funds	257,098	0.6	236,367	0.5
Hedge funds	280	–	152,541	0.3
Other instruments	921,177	1.8	300,963	0.6
Subtotal	15,004,468	32.8	16,175,623	33.1
Total	45,431,224	100.0	48,952,540	100.0

(i)	The increase in the balance is mainly due to the acquisition of new financial instruments rated A- to A+.

(ii)	The decrease in the balance is mainly due to the maturity of these instruments, see notes, 6(a)(vi) and 6(b)(iii).

It is worth mentioning that the change in the risk-rating of the investments has had an impact on the measurement of the expected loss.

f)	Concentration of financial instruments exposed to credit risk -

As of December 31, 2022 and 2021, financial instruments with exposure to credit risk were distributed considering the following economic sectors:

	2022					2021
	At fair value through profit for loss					At fair value through profit for loss
	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments	Total	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Central Reserve Bank of Peru	–	–	24,157,868	7,019,479	31,177,347	1,243,890	–	25,687,934	8,337,430	35,269,254
Financial services	3,866,108	312,993	15,503,612	4,311,513	23,994,226	3,722,668	284,119	18,726,408	5,659,672	28,392,867
Commerce	17,992	28	26,448,551	1,412,625	27,879,196	51,436	4,610	26,716,462	1,484,116	28,256,624
Manufacturing	139,321	35,435	23,541,034	1,697,174	25,412,964	180,666	193,091	22,713,289	2,236,216	25,323,262
Government and public administration	826,279	207	10,318,450	9,547,356	20,692,292	1,605,754	9,516	8,142,978	10,225,797	19,984,045
Mortgage loans	–	–	22,381,290	–	22,381,290	–	–	21,128,330	–	21,128,330
Consumer loans	–	–	18,740,588	–	18,740,588	–	–	14,717,230	–	14,717,230
Real estate and leasing	68,797	–	10,088,768	15,074	10,172,639	81,019	–	11,362,371	49,909	11,493,299
Communications, storage and transportation	55,499	270,906	6,495,988	1,096,852	7,919,245	93,649	401,789	7,282,709	1,154,948	8,933,095
Electricity, gas and water	180,772	107,161	4,884,840	3,250,100	8,422,873	299,189	11,947	4,472,766	3,648,154	8,432,056
Community services	–	–	6,500,918	–	6,500,918	–	–	7,584,239	–	7,584,239
Construction	12,899	–	3,633,858	384,521	4,031,278	23,109	850	3,882,922	557,059	4,463,940
Mining	6,323	–	3,883,227	149,861	4,039,411	108,609	846	4,535,519	223,810	4,868,784
Agriculture	485	–	4,867,488	20,942	4,888,915	6,113	–	4,613,294	31,633	4,651,040
Hotels and restaurants	–	–	2,736,252	–	2,736,252			2,805,317		2,805,317
Education, health and others	89,033	42,071	1,631,340	853,292	2,615,736	102,655	75,774	1,778,522	590,558	2,547,509
Insurance	1,363	–	2,036,187	4,542	2,042,092	14,057	–	2,185,490	832	2,200,379
Fishing	506	–	578,526	–	579,032	1,532	–	611,616	–	613,148
Others	412,683	–	2,531,987	1,022,830	3,967,500	55,820	4,540	3,987,272	558,309	4,605,941
Total	5,678,060	768,801	190,960,772	30,786,161	228,193,794	7,590,166	987,082	192,934,668	34,758,443	236,270,359

(*)	Includes non-trading investments that did not pass SPPI test.

As of December 31, 2022 and 2021 financial instruments with exposure to credit risk were distributed by the following geographical areas:

	2022					2021
	At fair value through profit for loss					At fair value through profit for loss
	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments	Total	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Peru	1,257,305	328	169,407,250	19,370,001	190,034,884	2,796,583	17,224	166,930,313	22,822,157	192,566,277
Bolivia	588,484	–	10,808,527	747,078	12,144,089	676,534	–	11,752,887	751,752	13,181,173
United States of America	839,762	450,160	1,799,795	7,332,491	10,422,208	812,625	398,914	6,353,068	7,169,005	14,733,612
Colombia	894,043	6,359	4,073,211	688,313	5,661,926	1,191,192	12,418	2,547,936	752,919	4,504,465
Chile	622,346	–	2,287,020	652,915	3,562,281	416,637	13,638	2,270,868	783,983	3,485,126
Brazil	3,091	–	1,123,155	194,138	1,320,384	19,723	4,512	928,768	171,501	1,124,504
Mexico	16,561	40,811	132,132	385,631	575,135	14,680	94,884	133,350	477,342	720,256
Panama	383	–	402,303	47,551	450,237	–	–	597,310	156,752	754,062
Canada	38,413	–	34,449	103,661	176,523	46,833	321	69,789	131,050	247,993
Europe:
Luxembourg	1,038,393	–	7,020	–	1,045,413	1,121,779	–	7,020	2,236	1,131,035
France	163,577	7,584	28,841	152,041	352,043	256,661	189,157	16,430	237,597	699,845
United Kingdom	93,717	1,978	16,017	193,810	305,522	72,606	14,631	127,018	158,359	372,614
Others in Europe	80,611	10,126	51,758	136,207	278,702	92,442	20,529	270,678	187,004	570,653
Spain	–	–	88,723	28,840	117,563	4,110	–	42,574	41,884	88,568
Switzerland	4	–	175	82,129	82,308	956	372	18,936	110,284	130,548
Netherlands	–	–	31,483	39,038	70,521	907	1,036	27,095	63,135	92,173
Multilateral Organizations (**)	–	–	34,423	80,060	114,483	–	–	–	81,435	81,435
Others	41,370	251,455	634,490	552,257	1,479,572	65,898	219,446	840,628	660,048	1,786,020
Total	5,678,060	768,801	190,960,772	30,786,161	228,193,794	7,590,166	987,082	192,934,668	34,758,443	236,270,359

(*)	Includes non-trading investments that did not pass SPPI test.
(**)	Comprising instruments issued by Banco de Desarrollo de America Latina (formerly CAF) and by Banco Interamericano de Desarrollo (BID).

g)	Offsetting financial assets and liabilities -

The disclosures set out in the tables below include financial assets and liabilities that:

-	Are offset in the Group’s consolidated statement of financial position; or

-
Are subject to an enforceable master netting arrangement or similar agreement that covers similar financial instruments, irrespective of whether they are offset in the consolidated statement of financial position.

Similar agreements include derivative netting agreements, master repurchase agreements, and master securities lending agreements. Similar financial instruments include derivatives, accounts receivable from reverse repurchase agreements and securities borrowing, payables from repurchase agreements and securities lending and other financial assets and liabilities. Financial instruments such as loans and deposits are not disclosed in the tables below because they are not offset in the consolidated statement of financial position.

The offsetting framework contract issued by the International Swaps and Derivatives Association Inc. (“ISDA”) and similar master netting arrangements do not meet the criteria for offsetting in the consolidated statement of financial position, because said agreements were created in order for both parties to have an enforceable offsetting right in cases of default, insolvency or bankruptcy of the Group or the counterparties or following other predetermined events. In addition, the Group and its counterparties do not intend to settle said instruments on a net basis or to realize the assets and settle the liabilities simultaneously.

The Group receives and gives collateral in the form of cash and trading securities in respect of the following transactions:

-	Derivatives,
-	Accounts receivable from reverse repurchase agreements and securities borrowing,
-	Payables from repurchase agreements and securities lending, and
-	Other financial assets and liabilities

Such collateral adheres to standard industry terms including, when appropriate, an ISDA Credit Support Annex (CSA). This means that securities received/given as collateral can be pledged or sold during the term of the transaction but have to be returned on maturity of the transaction. The terms also give each party the right to terminate the related transactions upon the counterparty’s failure to return the respective collateral.

Financial assets subject to offsetting, enforceable master netting agreements and similar agreements:

	2022
		Net of financial assets presented in the consolidated statements of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts recognized financial assets		Financial instruments	Cash collateral received	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Receivables from derivatives	1,500,335	1,500,335	(285,850)	(145,945)	1,068,540
Cash collateral, reverse repurchase agreements and securities borrowing	1,101,856	1,101,856	–	(224,947)	876,909
Investments at fair value through other comprehensive income and amortized cost pledged as collateral	3,540,528	3,540,528	(3,062,627)	–	477,901
Total	6,142,719	6,142,719	(3,348,477)	(370,892)	2,423,350

	2021
		Net of financial assets presented in the consolidated statements of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts recognized financial assets		Financial instruments	Cash collateral received	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Receivables from derivatives	1,661,628	1,661,628	(237,575)	(70,621)	1,353,432
Cash collateral, reverse repurchase agreements and securities borrowing	1,766,948	1,766,948	–	(344,461)	1,422,487
Available-for-sale and held-to-maturity investments pledged as collateral	3,853,967	3,853,967	(1,883,323)	–	1,970,644
Total	7,282,543	7,282,543	(2,120,898)	(415,082)	4,746,563

Financial liabilities subject to offsetting, enforceable netting master agreements and similar agreements:

	2022
		Net amounts of financial liabilities presented in the consolidated statement of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts of recognized financial liabilities		Financial instruments	Cash collateral pledged	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Payables on derivatives	1,367,274	1,367,274	(285,850)	(184,378)	897,046
Payables on repurchase agreements and securites lending	12,966,725	12,966,725	(10,655,534)	(649,769)	1,661,422
Total	14,333,999	14,333,999	(10,941,384)	(834,147)	2,558,468

	2021
		Net amounts of financial liabilities presented in the consolidated statement of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts of recognized financial liabilities		Financial instruments	Cash collateral pledged	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Payables on derivatives	1,524,761	1,524,761	(237,575)	(428,672)	858,514
Payables on repurchase agreements and securites lending	22,013,866	22,013,866	(17,698,069)	(1,080,616)	3,235,181
Total	23,538,627	23,538,627	(17,935,644)	(1,509,288)	4,093,695

The gross amounts of financial assets and liabilities disclosed in the above tables have been measured in the consolidated statement of financial position on the following basis:

-	Derivative assets and liabilities are measured at fair value.

-	Receivables from reverse repurchase agreements and securities lending are measured at amortized cost.

-	Financial liabilities are measured at fair value.

The difference between the carrying amount in the consolidated statement of financial position and the amounts presented in the tables above for derivatives (presented in other assets Note 13(c)), receivables from reverse repurchase agreement and securities borrowing and payables from repurchase agreements and securities lending and financial liabilities measured at fair value through profit or loss are financial instruments outside of the scope of offsetting disclosure.

34.2	Market risk -

The Group has exposure to market risk, which is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risks arise from open positions in interest rates, currency, commodities and equity products; all of which are exposed to general and specific market movements and changes in the level of volatility of prices such as interest rates, credit spreads, foreign exchange rates and equity prices. Due to the order of the Group’s current activities, commodity price risk has not been approved, so this type of instrument is not agreed.

The Group separates exposures to market risk in two groups: (i) those that arise from value fluctuation of trading portfolios recognized at fair value through profit or loss due to movements of market rates or prices (Trading Book) and (ii) those that arise from changes in the structural positions of non-trading portfolios due to movements of the interest rates, prices and foreign exchange ratios (Banking Book) and that are recorded at amortized cost and at fair value through other comprehensive income, this is due to movements in interest rates, prices and currency exchange rates.

The risks that trading portfolios face are managed through Value at Risk (VaR) historical simulation techniques; while non-trading portfolios (Banking Book) are monitored using rate sensitivity metrics, which are a part of Asset and Liability Management (ALM).

a)	Trading Book -

The trading book is characterized for having liquid positions in stocks, bonds, foreign currencies and derivatives, arising from market-making transactions where the Group acts as principal with the customers or with the market. This portfolio includes investments and derivatives classified by Management as held for trading.

(i)	Value at Risk (VaR) -

The Group applies the VaR approach to its trading portfolio to estimate the market risk of the main positions held and the maximum losses that are expected, based upon a number of assumptions for various changes in market conditions and considering the risk appetite of the subsidiary.

Daily calculation of VaR is a statistically based estimate of the maximum potential loss on the current portfolio from adverse market movements.

VaR expresses the “maximum” amount the Group might lose, but only to a certain level of confidence (99 percent). There is therefore a specified statistical probability (1 percent) that actual loss could be greater than the VaR estimate. The VaR model assumes a certain “holding period” until positions can be closed (1 - 10 days).

The time horizon used to calculate VaR is one day; however, the one-day VAR is amplified to a 10-day time frame and calculated by multiplying the one-day VaR by the square root of 10. This adjustment will be accurate only if the changes in the portfolio in the following days have a normal distribution independent and identically distributed; because of that, the result is multiplied by a non-normality adjustment factor. The limits and consumptions of the VaR are established based on the risk appetite and the trading strategies of each subsidiary.

The evaluation of the movements of the trading portfolio has been based on annual historical information and 133 market risk factors, which are detailed below: 36 market curves, 71 stock prices, 22 mutual fund values and 4 series of volatility. The Group directly applies these historical changes in rates to each position in its current portfolio (method known as historical simulation).

The Group Management considers that the market risk factors, incorporated in their VaR model, are adequate to measure the market risk to which its trading portfolio is exposed.

The use of this approach does not prevent losses outside of these limits in the event of more significant market movements. Losses exceeding the VaR figure may occur, on average under normal market conditions, not more than once every hundred days.

VaR limits have been established to control and keep track of all the risks taken. These risks arise from the size of the positions and/or the volatility of the risk factors embedded in each financial instrument. Regular reports are prepared for the Treasury Risk Committee and ALM, the Risk Management Committee and Senior Management.

VaR results are used to generate economic capital estimates by market risk, which are periodically monitored and are part of the overall risk appetite of each subsidiary. Furthermore, at Group level, there is also a limit to the risk appetite of the trading portfolio, which is monitored and informed to the Treasury Risks and ALM Credicorp Committee.

In VaR calculation, the effects of the exchange rate are not included because said effects are measured in the net monetary position, see note 34.2 (b)(ii).

The Group’s VaR showed an increase as of December 31, 2022, mainly explained by higher rate risk due to the increase in exposure to fixed income instruments in the Colombian market.  The VaR remained contained within the risk appetite limits established by the Risk Management of each Subsidiary.

As of December 31, 2022, and 2021, the Group’s VaR by risk type is as follows:

	2022	2021
	S/(000)	S/(000)

Interest rate risk	74,343	35,721
Price risk	5,219	4,637
Volatility risk	2,032	2,662
Diversification effect	(7,347)	(4,916)
Consolidated VaR by type of risk	74,247	38,104

On the other hand, the instruments recorded as fair values through profit or loss are not part of the selling business model and are considered as part of the sensitivity analysis of rates in the next section. See the table of sensitivity of earnings at risk, net economic value and price sensitivity.

b)	Banking Book –

Non-trading portfolios which comprise the Banking Book are exposed to different risks, given that they are sensitive to market rate movements, which could bring about a deterioration in the value of assets compared to liabilities and hence to a reduction of their net worth.

(i)	Interest rate risk –

The Banking Book-related interest rate risk arises from eventual changes in interest rates that may adversely affect the expected gains (risk gains) or market value of financial assets and liabilities reported on the balance sheet (net economic value). The Group assumes the exposure to the interest rate risk that may affect their fair value as well as the cash flow risk of future assets and liabilities.

The Risk Committee sets the guidelines regarding the level of unmatched repricing of interest rates that can be tolerated, which is periodically monitored through ALCO.

Corporate policies include guidelines for the management of the Group’s exposure to the interest rate risk. These guidelines are implemented considering the features of each segment of business in which the Group entities operate.

In this regard, Group companies that are exposed to the interest rate risk are those that have yields based on interest, such as credits, investments and technical reserves. Interest rate risk management in BCP, BCB, MiBanco – Banco de la Microempresa, , Mibanco – Banco de la Microempresa de Colombia, ASB Bank Corp. and Pacífico Seguros is carried out by performing a repricing gap analysis, sensitivity analysis of the financial margin  and sensitivity analysis of the net economic value (NEV). These calculations consider different rate shocks in stress scenarios.

Analysis of repricing gap -

The repricing gap analysis is intended to measure the risk exposure of interest rate for repricing periods, in which both balance and out of balance assets and liabilities are grouped. This allows identifying those sections in which the rate variations would have a potential impact.

The table below summarizes the Group’s exposure to interest rate risks. It includes the Group’s financial instruments at carrying amounts, categorized by the earlier of contractual re-pricing or maturity dates, what occurs first:

	2022
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 5 years	More than 5 years	Non-interest bearing	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Assets
Cash and cash collateral, reverse repurchase agreements and securities borrowing	15,413,219	1,339,844	2,635,747	8,875,620	184,437	6,836,829	35,285,696
Investments	6,172,000	2,549,230	3,090,034	10,798,265	18,285,331	337,030	41,231,890
Loans, net	18,513,077	20,548,048	38,917,974	46,932,699	15,367,868	474,306	140,753,972
Financial assets designated at fair value through profit or loss	–	–	–	–	–	768,801	768,801
Premiums and other policies receivable	874,575	24,364	9,056	5,129	–	–	913,124
Accounts receivable from reinsurers and coinsurers	1,056	283,959	816,834	3,576	1,249	–	1,106,674
Other assets (*)	74,712	–	–	–	–	2,531,629	2,606,341
Total assets	41,048,639	24,745,445	45,469,645	66,615,289	33,838,885	10,948,595	222,666,498

Liabilities
Deposits and obligations	36,293,889	13,244,363	24,789,328	61,459,266	8,201,016	3,032,925	147,020,787
Payables from repurchase agreements and securities lending	2,919,374	2,193,016	5,582,701	7,368,172	3,160,922	679,951	21,904,136
Accounts payable to reinsurers and coinsurers	89,444	259,463	50,083	21,104	–	–	420,094
Technical reserves for claims and insurance premiums	307,871	830,562	1,384,568	3,203,832	5,923,438	340,688	11,990,959
Financial liabilities at fair value through profit or loss	–	–	–	–	–	191,010	191,010
Bonds and Notes issued	48,301	73,546	3,186,038	13,330,687	357,352	11,270	17,007,194
Other liabilities (*)	552,438	74,149	2,916	–	–	4,160,258	4,789,761
Equity	–	–	–	–	–	29,579,709	29,579,709
Total liabilities and equity	40,211,317	16,675,099	34,995,634	85,383,061	17,642,728	37,995,811	232,903,650

Risks and contingent commitments
Derivative financial assets	171,485	830,415	450,835	931,208	–	–	2,383,943
Derivative financial liabilities	149,938	46,232	165,610	1,844,839	95,350	–	2,301,969
	21,547	784,183	285,225	(913,631)	(95,350)	–	81,974
Marginal gap	858,869	8,854,529	10,759,236	(19,681,403)	16,100,807	(27,054,216)	(10,155,178)
Accumulated gap	858,869	9,713,398	20,472,634	791,231	16,892,038	(10,155,178)	–

(*) Other assets and other liabilities only include financial accounts.

Investments for trading purposes are not considered (investments at fair value through profit or loss and trading derivatives), because these instruments are part of the trading book and the Value at Risk methodology is used to measure market risks.

	2021
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 5 years	More than 5 years	Non-interest bearing	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000	S/(000)	S/(000)

Assets
Cash and cash collateral, reverse repurchase agreements and securities borrowing	21,200,113	835,072	2,164,640	8,430,195	180,678	8,276,990	41,087,688
Investment	7,712,405	1,134,280	3,825,114	11,313,394	18,660,101	378,708	43,024,002
Loans, net	16,062,211	18,690,355	38,761,519	48,659,533	17,619,885	(673,399)	139,120,104
Financial assets designated at fair value through profit or loss	–	–	–	–	–	974,664	974,664
Premiums and other policies receivable	882,182	24,565	9,162	5,194	–	–	921,103
Accounts receivable from reinsurers and coinsurers	1,138	315,184	876,680	3,985	1,392	–	1,198,379
Other assets (*)	299,648	49,697	171,495	–	62,519	1,832,448	2,415,807
Total assets	46,157,697	21,049,153	45,808,610	68,412,301	36,524,575	10,789,411	228,741,747

Liabilities
Deposits and obligations	38,932,350	13,763,617	21,336,061	65,231,646	8,349,313	2,727,875	150,340,862
Payables from repurchase agreements and securities lending	2,414,504	2,423,081	9,915,571	11,713,052	2,724,155	36,449	29,226,812
Accounts payable to reinsurers and coinsurers	98,755	286,473	55,296	23,301	–	–	463,825
Technical reserves for claims and insurance premiums	312,617	873,375	1,468,165	3,387,967	6,151,093	341,294	12,534,511
Financial liabilities at fair value through profit or loss	–	–	–	–	–	325,571	325,571
Bonds and Notes issued	70	122,746	553,109	15,935,158	399,728	68,018	17,078,829
Other liabilities (*)	135,776	23,896	2,735	57,390	–	4,163,736	4,383,533
Equity	–	–	–	–	–	27,037,439	27,037,439
Total liabilities and equity	41,894,072	17,493,188	33,330,937	96,348,514	17,624,289	34,700,382	241,391,382

Risks and contingent commitments
Derivative financial assets	221,370	700,009	167,250	486,430	–	–	1,575,059
Derivative financial liabilities	43,164	222,228	223,146	1,001,554	–	–	1,490,092
	178,206	477,781	(55,896)	(515,124)	–	–	84,967
Marginal gap	4,441,831	4,033,746	12,421,777	(28,451,337)	18,900,286	(23,910,971)	(12,564,668)
Accumulated gap	4,441,831	8,475,577	20,897,354	(7,553,983)	11,346,303	(12,564,668)	–

(*) Other assets and other liabilities only include financial accounts.

Investments for trading purposes are not considered (investments at fair value through profit or loss and trading derivatives), because these instruments are part of the trading book and the Value at Risk methodology is used to measure market risks.

Sensitivity to changes in interest rates -

The sensitivity analysis of a reasonable possible change in interest rates on the banking book comprises an assessment of the sensitivity of the financial margins that seeks to measure the potential changes in the interest accruals over a period of time and the expected movement of the interest rate curves, as well as the sensibility of the net economic value, which is a long-term metric measured as the difference arising between the net economic value of assets and liabilities before and after a variation in interest rates.

The sensitivity of the financial margin is the effect of the assumed changes in interest rates on the net financial interest income before income tax and non-controlling interest for one year, based on non-trading financial assets and financial liabilities held as of December 31, 2022, and 2021, including the effect of derivative instruments.

The sensitivity of the net economic value is calculated by reassessing the financial assets and liabilities sensitive to rates, except for the trading instruments, including the effect of any associated hedge, and derivative instruments designated as a cash flow hedge. Regarding rate risk management, no distinction is made by accounting category for the investments that are considered in these calculations.

The results of the sensitivity analysis regarding changes in interest rates as of December 31, 2022 and 2021 are presented below:

2022
Currency	Changes in basis points		Sensitivity of net profit		Sensitivity of Net Economic Value
			S/(000)		S/(000)
Soles	+/-	50	+/-	40,037	-/+	209,066
Soles	+/-	75	+/-	60,056	-/+	313,598
Soles	+/-	100	+/-	80,075	-/+	418,131
Soles	+/-	150	+/-	120,112	-/+	627,197
U.S. Dollar	+/-	50	+/-	102,016	+/-	341,233
U.S. Dollar	+/-	75	+/-	153,023	+/-	511,849
U.S. Dollar	+/-	100	+/-	204,031	+/-	682,465
U.S. Dollar	+/-	150	+/-	306,047	+/-	1,023,698

2021
Currency	Changes in basis points		Sensitivity of net profit		Sensitivity of Net Economic Value
			S/(000)		S/(000)
Soles	+/-	50	-/+	45,487	-/+	340,772
Soles	+/-	75	-/+	68,231	-/+	511,158
Soles	+/-	100	-/+	90,975	-/+	681,544
Soles	+/-	150	-/+	136,462	-/+	1,022,316
U.S. Dollar	+/-	50	+/-	115,376	+/-	413,488
U.S. Dollar	+/-	75	+/-	173,064	+/-	620,232
U.S. Dollar	+/-	100	+/-	230,752	+/-	826,976
U.S. Dollar	+/-	150	+/-	346,128	+/-	1,240,463

The interest rate sensitivities set out in the table above are only illustrative and are based on simplified scenarios. The figures represent the effect of the pro-forma movements in the net interest income based on the projected yield curve scenarios and the Group’s current interest rate risk profile. This effect, however, does not incorporate actions that would be taken by Management to mitigate the impact of this interest rate risk.

The Group seeks proactively to change the interest rate risk profile to minimize losses and optimize net revenues. The projections above also assume that the interest rate of all maturities moves by the same amount and, therefore, do not reflect the potential impact on net interest income of some rates changing while others remain unchanged.

As of December 31, 2022 and 2021, investments in equity securities and funds that are non-trading, recorded at fair value through other comprehensive income and at fair value through profit or loss, respectively, are not considered as comprising investment securities for interest rate sensitivity calculation purposes; however, sensitivity tests have been conducted for variations of 10, 25 and 30 percent in the market prices of these securities.

The market price sensitivity tests as of December 31, 2021 and 2020 are presented below:

Equity securities
Measured at fair value through other comprehensive income	Change in market prices	2022	2021
	%	S/(000)	S/(000)

Equity securities	+/-10	32,649	37,783
Equity securities	+/-25	81,621	94,457
Equity securities	+/-30	97,946	113,348

Funds
Measured at fair value through profit or loss	Change in market prices	2022	2021
	%	S/(000)	S/(000)

Participation in mutual funds	+/-10	158,478	157,130
Participation in mutual funds	+/-25	396,195	392,825
Participation in mutual funds	+/-30	475,434	471,390
Restricted mutual funds	+/-10	35,132	36,595
Restricted mutual funds	+/-25	87,829	91,489
Restricted mutual funds	+/-30	105,395	109,786
Participation in RAL funds	+/-10	16,778	32,314
Participation in RAL funds	+/-25	41,945	80,785
Participation in RAL funds	+/-30	50,334	96,942
Investment funds	+/-10	91,062	49,837
Investment funds	+/-25	227,654	124,591
Investment funds	+/-30	273,185	149,510
Hedge funds	+/-10	28	17,682
Hedge funds	+/-25	70	44,204
Hedge funds	+/-30	84	53,045
Exchange Trade Funds	+/-10	2,504	10,531
Exchange Trade Funds	+/-25	6,261	26,326
Exchange Trade Funds	+/-30	7,513	31,592

(ii) Foreign currency exchange risk -

The Group is exposed to fluctuations in foreign currency exchange rates, which impact net open monetary positions and equity positions in a different currency than the Group’s functional currency.

The Group’s monetary position is made up of the net open position of monetary assets, monetary liabilities and off-balance sheet items expressed in foreign currency for which the entity itself assumes the risk; as well as the equity position generated by the investment in the Group’s subsidiaries whose functional currency is different from soles. In the first case, any appreciation/depreciation of the foreign currency would affect the consolidated income statement, on the contrary, in the case of the equity position, any appreciation/depreciation of the foreign currency will be recognized in other comprehensive income.

The Group manages foreign currency exchange risk, which affects the income statement, by monitoring and controlling currency positions exposed to movements in exchange rates. The market risk units of each subsidiary establish limits for said positions, which are approved by their own committees, and monitor and follow up the limits considering their foreign exchange trading positions, their most structural foreign exchange positions, as well as their sensitivities. Additionally, there is a monetary position limit at the Credicorp level, which is monitored and reported to the Group’s Risk Committee.

On the other hand, the Group manages foreign currency exchange risk whose fluctuation is recognized in other comprehensive income, monitoring and controlling equity positions and their sensitivities, which are reported to the Group’s Risk Committee.

Net foreign exchange gains/losses recognized in the consolidated statement of income are disclosed in the following items:

• Net gain on foreign exchange transactions.
• Net gain on Derivatives held for trading.
• Net Result from exchange difference.

As of December 31, 2022, the foreign currency in which the Group has the greatest exposure is the U.S. Dollar. The free market exchange rate for purchase and sale transactions of each U.S. dollar as of December 31, 2022 was S/3.814 ( S/3.987 as of December 31, 2021).

Transactions in foreign currency are made at free market exchange rates of the countries where Credicorp’s Subsidiaries are established. As of December 31,2022 and 2021, the net open monetary position with effect on results and the equity position of the Group was as follows:

	2022			2021
	U.S. Dollar	Other currencies	Total	U.S. Dollar	Other currencies	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Total monetary assets	77,853,626	364,108	78,217,734	79,005,337	503,809	79,509,146
Total monetary liabilities	(79,016,765)	(217,568)	(79,234,333)	(81,716,408)	(415,951)	(82,132,359)
	(1,163,139)	146,540	(1,016,599)	(2,711,071)	87,858	(2,623,213)

Currency derivatives	353,166	(127,382)	225,784	2,142,654	(55,696)	2,086,958

Accounting hedge (investment abroad) (*)	872,750	–	872,750	912,337	–	912,337

Net monetary position with effect on consolidated statement of income	62,777	19,158	81,935	343,920	32,162	376,082

Net monetary position with effect on equity	785,030	1,872,697	2,657,727	1,021,603	1,864,335	2,885,938

Net monetary position	847,807	1,891,855	2,739,662	1,365,523	1,896,497	3,262,020

As of December 31, 2022, the monetary position with effect on equity in other currencies is mainly made up of the equity of subsidiaries in Bolivian pesos for S/954.7 million, in Colombian pesos for S/566.7 million and, in Chilean pesos for S/348.0 million, among other minors. As of December 31,2021,the monetary position with effect on equity in other currencies was mainly made up of the equity of subsidiaries in Bolivian pesos for S/928.6 million, in Colombian pesos for S/638.6 million and, in Chilean pesos for S/304.4 million, among other minors.

(*) An accounting hedge of net investment abroad was carried out where part of our liability position in dollars related to the balance of the caption “bonds and notes issued”, see Note 17(iv), was designated as cover our permanent investment in Atlantic Security Holding.

The following tables show the sensitivity analysis of the main currencies to which the Group is exposed, and which affect the consolidated income statement and other comprehensive income as of December 31, 2022 and 2021.

The analysis determines the effect of a reasonably possible variation of the exchange rate against the sun for each of the currencies independently, considering all other variables constant. A negative amount shows a potential net reduction in the consolidated income statement and other comprehensive income, while a positive amount reflects a potential increase.

Sensitivity analysis of the foreign exchange position with effect in the consolidated income statement is shown below:

Currency rate sensibility	Change in currency rates	2022	2021
	%	S/(000)	S/(000)

Depreciation -
Soles in relation to U.S. Dollar	5	2,989	16,377
Soles in relation to U.S. Dollar	10	5,707	31,265

Appreciation -
Soles in relation to U.S. Dollar	5	(3,304)	(18,101)
Soles in relation to U.S. Dollar	10	(6,975)	(38,213)

The following is the sensitivity analysis of the foreign exchange position with effect in other comprehensive income, being the main currencies of  exposure: U.S. Dollar, Boliviano,Colombian Peso and Chilean Peso. This analysis is shown as of December 31, 2022 and 2021:
Currency rate sensibility	Change in currency rates	2022	2021
	%	S/(000)	S/(000)

Depreciation -
Soles in relation to U.S. Dollar	5	37,382	48,648
Soles in relation to U.S. Dollar	10	71,366	92,873

Appreciation -
Soles in relation to U.S. Dollar	5	(41,317)	(53,769)
Soles in relation to U.S. Dollar	10	(87,226)	(113,511)

Currency rate sensibility	Change in currency rates	2022	2021
	%	S/(000)	S/(000)

Depreciation -
Soles in relation to Boliviano	5	45,462	44,220
Soles in relation to Boliviano	10	86,791	84,421

Appreciation -
Soles in relation to Boliviano	5	(50,247)	(48,875)
Soles in relation to Boliviano	10	(106,078)	(103,181)

Currency rate sensibility	Change in currency rates	2022	2021
	%	S/(000)	S/(000)

Depreciation -
Soles in relation to Colombian Peso	5	26,984	29,933
Soles in relation to Colombian Peso	10	51,515	57,145

Appreciation -
Soles in relation to Colombian Peso	5	(29,825)	(33,084)
Soles in relation to Colombian Peso	10	(62,963)	(69,844)

Currency rate sensibility	Change in currency rates	2022	2021
	%	S/(000)	S/(000)

Depreciation -
Soles in relation to Chilean Peso	5	16,571	14,494
Soles in relation to Chilean Peso	10	31,636	27,671

Appreciation -
Soles in relation to Chilean Peso	5	(18,316)	(16,020)
Soles in relation to Chilean Peso	10	(38,667)	(33,820)

34.3	Liquidity risk

Liquidity risk is the risk that the Group is unable to meet its short-term payment obligations associated with its financial liabilities when they fall due and to replace funds when they are withdrawn. In this sense, the company that is facing a liquidity crisis would be failing to comply with the obligations to pay depositors and with commitments to lend or satisfy other operational cash needs.

The Group is exposed to daily cash requirements, interbank deposits, current accounts, time deposits, use of loans, guarantees and other requirements. The Management of the Group’s subsidiaries establishes limits for the minimum funds amount available to cover such cash withdrawals and on the minimum level of inter-bank and other borrowing facilities that should be in place to cover withdrawals at unexpected levels of demand. Sources of liquidity are regularly reviewed by the corresponding risk teams to maintain a wide diversification by currency, geography, type of funding, provider, producer and term.

The procedure to control the mismatching of the maturities and interest rates of assets and liabilities is fundamental to the management of the Group. It is unusual for banks to be completely matched, as transacted business is often based on uncertain terms and of different types. An unmatched position potentially enhances profitability, but also increases liquidity risk, which generates exposure to potential losses.

Maturities of assets and liabilities and the ability to replace them, at an acceptable cost are important factors in assessing the liquidity of the Group.

A mismatch, in maturity of long-term illiquid assets against short-term liabilities, exposes the consolidated statement of financial position to risks related both to rollover and to interest rates. If liquid assets do not cover maturing debts, a consolidated statement of financial position is vulnerable to a rollover risk. Furthermore, a sharp increase in interest rates can dramatically increase the cost of rolling over short-term liabilities, leading to a rapid increase in debt cost. The contractual-maturity gap report is useful in showing liquidity characteristics.

Corporate policies have been implemented for liquidity risk management by the Group. These policies are consistent with the particular characteristics of each operating segment in which each of the Group companies operate. Risk Management heads set up limits and autonomy models to determine the adequate liquidity indicators to be managed.

Commercial banking and Microfinance:

Liquidity risk exposure in BCP, BCB,Mibanco and Mibanco Colombia is based on indicators such as the Internal Liquidity Coverage Ratio (RCLI, the Spanish acronym) which measures the amount of liquid assets available to meet cash outflows needs within a given stress scenario for a period of 30 days and the Internal Ratio of Stable Net Funding (RFNEI, the Spanish acronym), which is intended to guarantee that long-term assets are financed at least with a minimum number of stable liabilities within a prolonged liquidity crisis scenario and works as a minimum compliance mechanism that supplements the RCLI. The core limits of these indicators are 100 percent and any excess is presented in the Credicorp Treasury Risk Committee, Credicorp Risk Committee and the Assets Liabilities Committee (ALCO) of the respective subsidiary.

Insurances and Pensions:

Insurances: Liquidity risk management in Pacífico Grupo Asegurador follows a particular approach given the nature of the business. For annually renewable businesses, mainly general insurance, the emphasis of liquidity is focused on the quick availability of resources in the event of a systemic event (for example, earthquake); for this purpose, there are minimum investment indicators in place relating to local cash/time deposits and foreign fixed-income instruments of high quality and liquidity abroad.

For long-term businesses such as Pacífico Seguros, given the nature of the products offered and the contractual relationship with customers (the liquidity risk is not material); the emphasis is on maintaining sufficient flow of assets and matching their maturities with maturities of obligations (mathematical technical reserves); for this purpose there are indicators that measure the asset/liability sufficiency and adequacy as well as calculations or economic capital subject to interest rate risk, this last under the methodology of Credicorp.

Pensions: Liquidity risk management in AFP Prima is carried out in a differentiated manner between the fund administrator and the funds being managed. Liquidity management regarding the fund administrator is focused on hedge meeting periodic operating expense needs, which are supported with the collection of commissions. The fund administering entity does not record unexpected outflows of liquidity.

Investment banking:

Liquidity risk in the Grupo Credicorp Capital principally affects the security brokerage. In managing this risk, limits of use of liquidity have been established as well as mismatching by dealing desk; follow-up on liquidity is performed on daily basis for a short-term horizon covering the coming settlements. If short-term unmatched maturities are identified, repos are used. On the other hand, structural liquidity risk of Credicorp Capital is not significant given the low levels of debt, which is monitored regularly using financial planning tools.

In the case of ASB Bank Corp. the risk liquidity management performs through indicators such as Internal Liquidity Coverage Ratio (RCLI, the Spanish acronym) and the Internal Ratio of Stable Net Funding (RFNEI, the Spanish acronym) with the core limits of 100 percent and any excess is presented in the Credicorp Treasury Risk Committee, Credicorp Risk Committee and the Assets Liabilities Committee (ALCO) of the respective subsidiary.

Companies perform a liquidity risk management using the liquidity Gap or contractual maturity Gap.

The table below presents the cash flows payable by the Group by remaining contractual maturities (including future interest payments) at the date of the consolidated statement of financial position. The amounts disclosed in the table are the contractual undiscounted cash flows:

	2022						2021
	Up to a month	From 1 to 3 months	From 3 to 12 months	From 1 to 5 years	Over 5 Year	Total	Up to a month	From 1 to 3 months	From 3 to 12 months	From 1 to 5 years	Over 5 Year	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Financial assets	52,536,473	29,896,708	56,269,244	81,866,805	45,786,353	266,355,583	53,974,020	29,392,887	57,407,776	87,518,411	52,533,115	280,826,209

Financial liabilities by type -
Deposits and obligations	37,822,104	13,802,039	25,833,124	64,047,112	8,546,334	150,050,713	39,925,283	14,114,645	21,880,217	66,895,318	8,562,256	151,377,719
Payables from reverse purchase agreements and security lendings and due to banks and correspondents	4,359,993	2,368,114	6,525,912	7,913,422	10,387,277	31,554,718	2,905,794	2,425,239	10,284,733	12,265,794	9,383,273	37,264,833
Accounts payable to reinsurers	89,444	259,463	50,083	21,104	–	420,094	98,755	286,473	55,296	23,301	–	463,825
Financial liabilities designated at fair value through profit or loss	191,010	–	–	–	–	191,010	325,571	–	–	–	–	325,571
Bonds and notes issued	217,504	171,471	3,357,173	13,402,553	374,935	17,523,636	216,167	219,177	1,024,759	17,124,890	424,338	19,009,331
Lease liabilities	32,390	35,637	105,931	314,714	129,445	618,117	30,048	37,284	106,712	386,878	170,976	731,898
Other liabilities	3,951,313	220,760	253,965	7,783	1,676,819	6,110,640	3,458,357	264,424	206,805	44,905	1,383,704	5,358,195
Total liabilities	46,663,758	16,857,484	36,126,188	85,706,688	21,114,810	206,468,928	46,959,975	17,347,242	33,558,522	96,741,086	19,924,547	214,531,372

Derivative financial liabilities -
Contractual amounts receivable (Inflows)	1,451,819	1,931,304	972,276	876,270	384,857	5,616,526	216,642	400,857	2,633,067	758,817	771,008	4,780,391
Contractual amounts payable (outflows)	1,454,360	1,932,240	977,394	840,215	334,500	5,538,709	209,197	401,809	2,574,730	717,419	646,397	4,549,552
Total liabilities	(2,541)	(936)	(5,118)	36,055	50,357	77,817	7,445	(952)	58,337	41,398	124,611	230,839

34.4	No financial risk -

A non-financial risk (NFR) is a broad term that is generally defined by exclusion; that is, any risk other than the traditional financial risks of the market, credit and liquidity. RNFs can have substantial negative strategic, business, economic and/or    reputational implications. RNF includes the operational risks defined in the seven Basel operational risk event types, but also other major risks such as technology, cyber, behavioral, model, compliance, strategic, and third-party risk.

Non-Financial Risk management has become more challenging due to the added complexity of rapid changes in technology, extensive process automation, increased reliance on systems rather than people, as well as transformational processes such as business agility. These changes in the way financial institutions do business have led to new risk exposures, whether in the form of attacks affecting the Bank’s service, data theft or online fraud.

              Operational risk

Operational risk is the possibility of the occurrence of losses arising from inadequate processes, human error, failure of information technology, relations with third parties or external events. Operational risks can, lead to financial losses and have legal or regulatory compliance consequences but exclude strategic or reputational risk (except for companies under Colombian regulations, where reputational risk is included in operational risk).

Operational risks are grouped into internal fraud, external fraud, labor relations and job security, relations with customers, business products and practices, damages to material assets, business and systems interruption, and failures in process execution, delivery and management of processes.

One of the Group’s pillars is to develop an efficient risk culture, and to achieve this, it records operational risks and their respective process controls. The risk map permits their monitoring, prioritization and proposed treatment according to established governance. Likewise carries out an active cybersecurity and fraud prevention management, aligned with the best international practices.

The business continuity management system enables the establishing, implementing, operating, monitoring, reviewing, maintaining and improving of business continuity based on best practices and regulatory requirements. The Group implements recovery strategies for the resources that support important products and services of the organization, which will be periodically tested to measure the effectiveness of the strategy.

In the management of operational risk, cybersecurity, fraud prevention and business continuity, corporate guidelines are used, and methodologies and best practices are shared among the Group’s companies.

Finally, it is incorporated as a mechanism of recovery in front of the materialization of operational risks, the management of the Transfer of Non-Financial Risks, mainly through Insurance Policies contracted individually or corporately in the local and international market, which cover losses due to fraud, civil and professional liability, cyber risks, damage to physical assets, among others. The insurance design is in accordance with the Group’s main operating risks, the coverage needs of key areas and the organization’s risk appetite, constantly seeking efficiencies in the cost of policies, working together with the insurers that make up the Group and the most important insurance/reinsurance brokers in the international market.

              Cybersecurity

Credicorp focuses its efforts on the most cost-efficient strategies to reduce exposure to cybersecurity risk; thereby complying with the Group’s risk appetite. To achieve this, different levels of controls are applied adapted to the different areas and companies potentially exposed. For this reason, it maintains an important investment program, which allows it to have the technologies and processes necessary to keep the Group’s operations and assets safe.

As part of cybersecurity management, the Group has lines of action that allow this risk to be mitigated and that, at the corporate level, implementation and improvement priorities have been established according to the different realities of the companies. These lines of work include the Cybersecurity Strategy, which is constantly reviewed considering the global scenario, standards, frameworks and regulations, in order to guarantee business continuity, resilience and data privacy, as well as the adoption of security and cybersecurity frameworks that allow cybersecurity controls to be adapted for each of the Group companies, adequate management and remediation of vulnerabilities on time.

There is an awareness program focused in constant training for employees to generate a culture of cybersecurity awareness in all Group companies and cybersecurity indicators, which ensure alignment between operations and the business strategy of group companies.

The Government of Third Parties, which includes suppliers, consumers, strategic allies and clients, allows us to ensure adherence and compliance with Group policies, as well as the implementation of security technologies, to comprehensively ensure all business processes.

Finally, information security management of information assets is carried out through a systemic process, documented and known by the entire organization under the best practices and regulatory requirements. Guidelines are designed and developed based on the policies and procedures to have availability, privacy and integrity strategies.

              Corporate Security and Cybercrime

As part of the management of Non-Financial Risks, the Corporate Security & Cybercrime Operations Center’s function is to detect and respond to incidents of fraud, cyber crime and physical security.

These tasks are carried out by teams specialized in transactional monitoring, investigations, “cybercrime”, electronic security, disaster risk management and strategic intelligence activities, including social conflicts, which allow safeguarding the safety of workers, clients, suppliers and company assets.

To this end, the designed strategy includes the use of state-of-the-art technological tools in the monitoring platform, digital video surveillance and advanced risk profile analysis models, among other fronts. Likewise, there is highly specialized and trained talent on these fronts that allows the proper use of artificial intelligence, electronics, advanced analytics and “cyber forensic” achieving high efficiency standards.

Finally, The Group contributes to the security of the Financial System through union activities that it develops at the local level in the Association of Banks of Peru (ASBANC) and at the Latin American level in the Committee of Security Experts of the Latin American Federation of Banks (FELABAN).

34.5	Model Risk -

The Group uses models for different purposes such as credit admission, capital calculation, behavior, provisions, market risk, liquidity, among others.

Model risk is defined as the probability of loss resulting from decisions (credit, market, among others) based on the use of poorly designed and/or poorly implemented models. The sources that generate this risk are mainly: deficiencies in data, errors in the model (from design to implementation), use of the model.

The management of model risk is proportional to the importance of each model. In this sense, a concept of “tiering” (measurement system that orders the models depending to the importance according to the impact on the business) is defined as the main attribute to synthesize the level of importance or relevance of a model, from which is determined the intensity of the model risk management processes to be followed.

Model risk management is structured around a set of processes known as the life cycle of the model. The definition of phases of the life cycle of the model in the Group is detailed below: Identification, Planning, Development, Internal Validation, Approval, Implementation and use, and Monitoring and control

34.6	Risk of the insurance activity -

The main risk the Group faces under insurance contracts is that the actual claims and benefit payments or the timing thereof, differ from expectations. This is influenced by the frequency of claims, severity of claims, actual benefits paid and subsequent development of long-term claims. Therefore, the objective of the Group is to ensure that enough reserves are available to cover these liabilities.

The risk exposure is mitigated by diversification across a large portfolio of insurance contracts and by having different lines of business. The risks are also mitigated by careful selection and implementation of underwriting strategy guidelines, as well as the use of reinsurance arrangements. The Group’s placement of reinsurance is diversified so that it is neither dependent on a single reinsurer nor are the operations of the Group substantially dependent upon any single reinsurance contract.

Life insurance contracts -

The main risks that the Group is exposed to are mortality, morbidity, longevity, investment yield and flow, losses arising from policies due to the expense incurred being different than expected, and the policyholder decision; all of which, do not vary significantly in relation to the location of the risk insured by the Group, type of risk insured or industry.

The Group’s underwriting strategy is designed to ensure that risks are well diversified in terms of type of risk and level of insured benefits. This is achieved through diversification across insurable risks, the use of medical screening in order to ensure that pricing takes account of current health conditions and family medical history, regular review of actual claims experience and product pricing, as well as detailed claims handling procedures. Underwriting limits are in place to enforce appropriate risk selection criteria. For example, the Group has the right not to renew individual policies, it can impose deductibles and it has the right to reject the payment of fraudulent claims.

For contracts when death or disability is the insured risk, the significant factors that could increase the overall frequency of claims are epidemics, widespread changes in lifestyle and natural disasters, resulting in more claims than expected.

For retirement, survival and disability annuities contracts, the most significant factor is continuing improvement in medical science and social conditions that increase longevity.

Management has performed a sensitivity analysis of the technical reserve estimates, Note 16(c).

Since the start of the Covid-19 pandemic in March 2020, the mortality of the portfolio of life business policyholders has increased significantly. The main businesses affected have been the current Social Security Insurance and Credit Life Insurance, due to the number of policyholders in each business (more than 2.5 million people in each case). The other businesses affected are Individual Life, Group Life and Law Life, but with a reduced impact.However, during 2022 the mortality due to Covid-19 has been reduced compared to 2021.

In these businesses, the reserve for pending claims has increased, as well as the reserve for Claims Occurred and Not Reported (IBNR) due to the increase in deaths and the delay experienced in reporting claims. Since March 2020, the month in which the national emergency began, the size of the portfolios, the reported claims and the reserves necessary to cover the expected excess mortality (expected deaths above the average number of premature deaths) have been continuously monitored. pandemic). Likewise, conservative criteria have been applied in estimating loss reserves, considering the uncertainty involved.

On the other hand, in the pension businesses, more deceased annuitants have also been registered since the start of the pandemic, which has led to a greater release of mathematical reserves for this concept compared to previous years, however during 2022, the level of death of rentiers has decreased compared to 2021, this is a product of the vaccination advancement.

Finally, although the risk of increased mortality remains given the declaration of the fitht wave of COVID-19 by the Ministry of Health, the risk is largely mitigated because the population fully vaccinated exceeds 90 percent at the end of december 2022. For this reason, during 2022 there was a decrease in mortality compared to the national emergency declaration.

Non-life insurance contracts (general insurance and healthcare) -

The Group mainly issues the following types of non-life general insurance contracts: automobile, technical branches, business and healthcare insurances. Healthcare contracts provide medical expense cover to policyholders. Risks under non-life insurance policies usually cover 12 months.

For general insurance contracts the most significant risks arise from climate changes, natural disasters and other types of damages. For healthcare contracts the most significant risks arise from lifestyle changes, epidemics and medical science and technology improvements.

Most of these risks do not vary significantly in relation to the location of the risk insured by the Group, type of risk insured or industry.

The above risk exposures are mitigated by diversification across a large portfolio of insurance contracts and by having different business lines. The variability of risk is improved by careful selection and implementation of underwriting strategies, which are designed to ensure that risks are diversified in terms of type of risks and level of insured benefits. This is achieved, in various cases, through diversification across industry sectors and geography.

Furthermore, strict claim review policies to assess all new and ongoing claims and in process of settlement, regular detailed review of claims handling procedures and frequent investigation of possible fraudulent claims are all policies and procedures put in place to reduce the Group’s risk exposure. Insurance contracts also entitle the Group to pursue third parties for payment of some or all costs. Also, the Group actively manages and promptly pursues claims, in order to reduce its exposure to unpredictable future developments that can negatively impact the Group. In this sense, constant monitoring is being carried out on claims that may arise as a result of the social political crisis, which began at the end of 2022.

The Group has also limited its exposure by imposing maximum claim amounts on certain contracts as well as the use of reinsurance arrangements in order to limit its exposure to catastrophic events.

In the Medical Assistance branch, the pandemic had two simultaneous effects on the accident rate: an increase in outpatient care and hospitalizations (normal and in the ICU) for COVID-19 cases and a decrease in care and hospitalizations for other ailments. For this business, reserves for claims pending, as well as reserves for claims that have occurred and not reported (IBNR) are being continuously monitored and have been estimated with prudent criteria due to the variability and uncertainty of the frequency and cost of cases and the Greater delay in reporting claims by health centers, whose care during the pandemic is focused on patient care. During 2022, care for Covid-19 has decreased compared to 2021, allowing an increase in outpatient and hospital care for other illnesses.

34.7	Capital management -

The Group maintains an actively managed capital base to cover risks inherent in its business. The adequacy of the Group’s capital is monitored using, among other measures, the rules and ratios established by the SBS, the supervising authority of its major subsidiaries and for consolidation purposes. Furthermore, capital management responds to market expectations in relation to the solvency of the Group and to support the growth of the businesses considered in the strategic planning. In this way, the capital maintained by the Group enables it to assume unexpected losses in normal conditions and conditions of severe stress.

The Group’s objectives when managing capital are: (i) to comply with the capital requirements set by the regulators of the markets where the entities within the Group operate; (ii) to safeguard the Group’s ability to continue as a going concern so that it can continue to provide returns for shareholders and benefits for other stakeholders; and (iii) to maintain a strong capital base to support the development of its business, in line with the limits and tolerances established in the declaration of Risk Appetite.

As of December 31, 2022, and 2021, the regulatory capital for the subsidiaries engaged in financial and insurance activities amounted to approximately S/31,754.6 million and S/29,741.6 million, respectively. The regulatory capital has been determined in accordance with SBS regulations in force as of said dates. Under the SBS regulations, the Group’s regulatory capital exceeds by approximately S/8,157.0 million the minimum regulatory capital required as of December 31, 2021 (approximately S/10,294.3 million as of December 31, 2021).

34.8	Fair values –

a)	Financial instruments recorded at fair value and fair value hierarchy –

The following table analyses financial instruments measured at fair value at the reporting date, by the level in the fair value hierarchy into which the fair value measurement is categorized. The amounts are based on the values recognized in the consolidated statement of financial position:

		2022				2021
	Note	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Financial assets
Derivative financial instruments:
Currency swaps		–	410,439	–	410,439	–	860,170	–	860,170
Interest rate swaps		–	467,140	–	467,140	–	367,906	–	367,906
Foreign currency forwards		–	500,348	–	500,348	–	344,780	–	344,780
Cross currency swaps		–	98,656	–	98,656	–	86,268	–	86,268
Foreign exchange options		–	1,349	–	1,349	–	2,485	–	2,485
Futures		–	794	–	794	–	19	–	19
	13(c)	–	1,478,726	–	1,478,726	–	1,661,628	–	1,661,628

Investments at fair value through profit of loss	6(a)	2,619,090	608,714	971,530	4,199,334	3,158,519	1,813,915	956,104	5,928,538
Financial assets at fair value through profit of loss	8	768,187	614	–	768,801	971,923	10,647	4,512	987,082

Investments at fair value through other comprehensive income:
Debt Instruments
Corporate bonds		6,103,452	6,874,613	–	12,978,065	5,765,402	9,134,002	–	14,899,404
Government Bonds		7,917,699	768,441	–	8,686,140	8,631,470	784,703	–	9,416,173
Certificates of deposit BCRP		–	7,019,479	–	7,019,479	–	8,337,432	–	8,337,432
Negotiable certificates of deposit		–	607,218	–	607,218	–	642,218	–	642,218
Securitization instruments		–	673,836	–	673,836	–	730,115	–	730,115
Subordinated bonds		176,712	186,714	–	363,426	72,738	148,825	–	221,563
Other instruments		–	121,642	–	121,642	–	133,711	–	133,711
Equity instruments		159,240	160,738	16,377	336,355	175,676	184,712	17,439	377,827
	6(b)	14,357,103	16,412,681	16,377	30,786,161	14,645,286	20,095,718	17,439	34,758,443

Total financial assets		17,744,380	18,500,735	987,907	37,233,022	18,775,728	23,581,908	978,055	43,335,691

Financial liabilities
Derivatives financial instruments:
Currency swaps		–	749,420	–	749,420	–	795,845	–	795,845
Foreign currency forwards		–	288,857	–	288,857	–	387,371	–	387,371
Interest rate swaps		–	278,385	–	278,385	–	333,540	–	333,540
Cross currency swaps		–	24,385	–	24,385	–	4,342	–	4,342
Foreign exchange options		–	3,168	–	3,168	–	3,258	–	3,258
Futures		–	1,450	–	1,450	–	405	–	405
	13(c)	–	1,345,665	–	1,345,665	–	1,524,761	–	1,524,761
Financial liabilities at fair value through profit or loss		–	191,010	–	191,010	–	337,909	–	337,909
Total financial liabilities		–	1,536,675	–	1,536,675	–	1,862,670	–	1,862,670

Financial instruments included in the Level 1 category are those that are measured based on quotations obtained in an active market. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service or regulatory agency and those prices represent actual and regularly occurring market transactions on an arm’s length basis.

Financial instruments included in the Level 2 category are those that are measured based on observable market factors. This category includes instruments valued using quoted prices for similar instruments, either in active or less active markets and other valuation techniques (models) where all significant inputs are directly or indirectly observable based on market data.

Following is a description of how fair value is determined for the main Group’s financial instruments where valuation techniques were used with inputs based on market data which incorporate Credicorp’s estimates on the assumptions that market participants would use for measuring these financial instruments:

-	Valuation of derivative financial instruments -

Interest rate swaps, currency swaps and forward exchange contracts are measured by using valuation techniques where inputs are based on market data. The most frequently applied valuation techniques include forward pricing and swap models, using present value calculations. The models incorporate various inputs, including the credit quality of counterparties, spot exchange rates, forward rates and interest rate curves. Options are valued using well-known, widely accepted valuation models.

A credit valuation adjustment (CVA) is applied to the “Over-The-Counter” derivative exposures to take into account the counterparty’s risk of default when measuring the fair value of the derivative. CVA is the mark-to market cost of protection required to hedge credit risk from counterparties in this type of derivatives portfolio. CVA is calculated by multiplying the probability of default (PD), the loss given default (LGD) and the expected exposure (EE) at the time of default.

A debit valuation adjustment (DVA) is applied to include the Group’s own credit risk in the fair value of derivatives (that is the risk that the Group might default on its contractual obligations), using the same methodology as for CVA.

As of December 31, 2022, the balance of receivables and payables corresponding to derivatives amounted to S/1,478.7 million and S/1,345.7 million respectively, See Note 13(c), generating DVA and CVA adjustments for approximately S/7.5 million and S/11.2 million respectively. The net impact of both items in the consolidated statement of income amounted to S/6.0 million of loss. As of December 31, 2021, the balance of receivables and payables corresponding to derivatives amounted to S/1,661.6 million and S/1,524.8 million, respectively, See Note 13(c), generating DVA and CVA adjustments for approximately S/7.8 million and S/17.3 million, respectively. Also, the net impact of both items in the consolidated statement of income amounted to S/0.3 million of loss.

-	Valuation of debt securities classified in the category “at fair value through other comprehensive income” and included in level 2 -

Valuation of certificates of deposit BCRP, corporate, leasing, subordinated bonds and Government treasury bonds are measured by calculating their Net Present Values (NPV) through discounted cash flows, using appropriate and relevant zero coupon rate curves to discount cash flows in the respective currency and considering observable current market transactions.

Certificates of deposit BCRP (CD BCRP) are securities issued at a discount in order to regulate the liquidity of the financial system. They are placed mainly through public auction or direct placement, are freely negotiable by their holders in the Peruvian secondary market and may be used as collateral in Repurchase Agreement Transactions of Securities with the BCRP.

Other debt instruments are measured using valuation techniques based on assumptions supported by prices from observable current market transactions, obtained via pricing services. Nevertheless, when prices have not been determined in an active market, fair values are based on broker quotes and assets that are valued using models whereby the majority of assumptions are market observable.

-	Valuation of financial instruments included in level 3 -

These are measured using valuation techniques (internal models), based on assumptions that are not supported by transaction prices observable in the market for the same instrument, nor based on available market data.

In this regard, no significant differences were noted between the estimated fair values and the respective carrying amounts.

As of December 31, 2022 and 2021, the net unrealized loss of Level 3 financial instruments amounted to S/0.1 million and S/0.7 million, respectively. During 2022 and 2021, changes in the carrying amount of Level 3 financial instruments have not been significant since there were no purchases, issuances, settlements or any other significant movements or transfers from level 3 to Level 1 or Level 2 or vice versa.

b)	Financial instruments not measured at fair value -

We present below the disclosure of the comparison between the carrying amounts and fair values of the financial instruments, which are not measured at fair value, presented in the consolidated statement of financial position by level of the fair value hierarchy:

	2022					2021
	Level 1	Level 2	Level 3	Fair value	Book value	Level 1	Level 2	Level 3	Fair value	Book value
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Assets
Cash and due from banks	–	34,183,840	–	34,183,840	34,183,840	–	39,320,740	–	39,320,740	39,320,740
Cash collateral, reverse repurchase agreements and securities borrowing	–	1,101,856	–	1,101,856	1,101,856	–	1,766,948	–	1,766,948	1,766,948
Investments at amortized cost	8,849,683	292,335	–	9,142,018	10,445,729	7,618,178	321,495	–	7,939,673	8,265,559
Loans, net	–	140,753,972	–	140,753,972	140,753,972	–	139,120,104	–	139,120,104	139,120,104
Premiums and other policies receivable	–	913,124	–	913,124	913,124	–	921,103	–	921,103	921,103
Accounts receivable from reinsurers and coinsurers	–	1,106,674	–	1,106,674	1,106,674	–	1,198,379	–	1,198,379	1,198,379
Due from customers on banker’s acceptances	–	699,678	–	699,678	699,678	–	532,404	–	532,404	532,404
Other assets	–	1,755,899	–	1,755,899	1,755,899	–	1,809,431	–	1,809,431	1,809,431
Total	8,849,683	180,807,378	–	189,657,061	190,960,772	7,618,178	184,990,604	–	192,608,782	192,934,668

Liabilities
Deposits and obligations	–	147,020,787	–	147,020,787	147,020,787	–	150,340,862	–	150,340,862	149,596,545
Payables on repurchase agreements and securities lending	–	12,966,725	–	12,966,725	12,966,725	–	22,013,866	–	22,013,866	22,013,866
Due to Banks and correspondents and other entities	–	9,012,529	–	9,012,529	8,937,411	–	8,910,930	–	8,910,930	7,212,946
Due from customers on banker’s acceptances	–	699,678	–	699,678	699,678	–	532,404	–	532,404	532,404
Payable to reinsurers and coinsurers	–	420,094	–	420,094	420,094	–	463,825	–	463,825	463,825
Lease liabilities	–	578,074	–	578,074	578,074	–	655,294	–	655,294	655,294
Bond and notes issued	–	16,610,504	–	16,610,504	17,007,194	–	17,344,990	–	17,344,990	17,823,146
Other liabilities	–	4,065,297	–	4,065,297	4,065,297	–	3,845,852	–	3,845,852	3,845,852
Total	–	191,373,688	–	191,373,688	191,695,260	–	204,108,023	–	204,108,023	202,143,878

The methodologies and assumptions used by the Group to determine fair values depend on the terms and risk characteristics of the various financial instruments and include the following:

(i)
Long-term fixed-rate and variable-rate loans are evaluated by the Group based on parameters such as interest rates, specific country risk factors, and individual creditworthiness of the customer and the risk characteristics of the financed project. Based on this evaluation, allowances are taken into account for the incurred losses of these loans. As of December 31, 2022 and 2021, the carrying amounts of loans, net of allowances, were not materially different from their calculated fair values.

(ii)
Assets for which fair values approximate their carrying value - For financial assets and financial liabilities that are liquid or have a short term maturity (less than three months) it is assumed that the carrying amounts approximate to their fair values. This assumption is also applied to demand deposits, savings accounts without a specific maturity and variable rate financial instruments.

(iii)
Fixed rate financial instruments - The fair value of fixed rate financial assets and liabilities carried at amortized cost are estimated by comparing market interest rates when they were first recognized with current market rates offered for similar financial instruments. The estimated fair value of fixed interest-bearing deposits is based on discounted cash flows using prevailing market interest rates for financial instruments with similar credit risk and maturity. For quoted debt issued the fair values are calculated based on quoted market prices. When quoted market prices are not available, a discounted cash flow model is used based on a current interest rate yield curve appropriate for the remaining term to maturity.

34.9	Fiduciary activities, management of funds and pension funds -

The Group provides custody, trustee, investment management and advisory services to third parties; therefore, the Group makes allocations and purchase and sale decisions in relation to a wide range of financial instruments. Assets that are held in a fiduciary capacity are not included in these consolidated financial statements. These services give rise to the risk that the Group will be accused of mismanagement or under-performance.

As of December 31, 2022 and 2021, the value of the net assets under administration off the balance sheet (in millions of soles) is as follows:

	2022	2021

Investment funds and mutual funds	69,264	53,365
Equity managed	35,062	28,768
Pension funds	30,596	40,024
Bank trusts	4,269	5,395
Total	139,191	127,552